UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549

                              FORM 8-K
                           CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
  Date of Report (Date of earliest event reported):  April 29, 2008

                          TECH/OPS SEVCON, INC.
            (Exact Name of Registrant as Specified in Charter)
Delaware                     1-9789                    04-2985631
(State or Other      (Commission File Number)       (IRS Employer
Jurisdiction                                   Identification No.)
of Incorporation)

                        155 Northboro Road
                   Southborough, MA         01772
       ---------------------------------------------------
       (Address of Principal Executive Offices)  (Zip Code)

                        (508) 281-5510
       ---------------------------------------------------
       (Registrant's telephone number, including area code)

------------------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02.	Results of Operations and Financial Condition

On April 29, 2008. the Registrant issued a press release announcing financial results for its second fiscal quarter ended March 29, 2008. A copy of such press release is filed as Exhibit 99.1 hereto and is incorporated by reference herein in its entirety.



Item  9.01.	Financial Statements and Exhibits
(d)  Exhibits

99.1 Press release issued by the Registrant on April 29, 2008 is furnished herewith.



SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TECH/OPS SEVCON, INC.



Dated:   April 30, 2008         By:  /s/ Raymond J. Thibault Jr.
                                     ------------------------------
                                           Raymond J. Thibault Jr.
                                            Assistant Treasurer